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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 14, 2003
                                                           ------------

                           DUTCHFORK BANCSHARES, INC.
                           --------------------------
             (Exact name of Registrant as specified in its Charter)

     Delaware                       0-30483                 57-1094236
-------------------                 -------                 ----------
(State or other               (Commission File Number)      (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



1735 Wilson Road, Newberry, South Carolina            29108
------------------------------------------            -----
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (803) 321-3200
                                                    --------------



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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1      Press Release Dated May 14, 2003

ITEM 9.  REGULATION FD DISCLOSURE
         ------------------------

      On May 14, 2003, DutchFork Bancshares, Inc. announced its financial results for the quarter ended March 31, 2003. The press release announcing financial results for the quarter ended March 31, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.

      This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                DUTCHFORK BANCSHARES, INC.




Date: May 14, 2003              By: /s/ J. Thomas Johnson
                                    --------------------------------------------
                                    J. Thomas Johnson
                                    President and Chief Executive Officer

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EXHIBIT 99.1      PRESS RELEASE